Exhibit 99.1

Sanuwave Provides Corporate Update

Sanuwave pays off $6.3 million Celularity note and interest for $2.075 million

SEPA merger outside date to be extended to June 30, 2024

Combined entity has applied to list on Cboe BZX Exchange, Inc.

EDEN PRAIRIE, MN, June 4, 2024 (GLOBE NEWSWIRE) -- via NewMediaWire -- Sanuwave Health, Inc. (the "Company" or "Sanuwave”) (OTCQB: SNWV), a leading provider of next-generation FDA-approved wound care products, is providing a corporate update on the progress of its proposed merger with SEP Acquisition Corp. (“SEPA”) and other corporate financing activities.

On Monday, June 3, 2024, the Company paid $2.075 million to settle and extinguish a $6.3 million note and interest owed to Celularity that remained outstanding from the UltraMist acquisition in 2020.  A capital raise that included many of the Company’s longtime shareholders was used to fund this payment.

The Company also reaffirms its previously announced financial guidance for the second quarter and full year 2024.  The Company forecasts Q2 2024 revenue to rise 45-55% versus Q2 2023 and for gross margin as a percentage of revenue to remain in the mid 70s.  Revenues for the full fiscal year 2024 are projected to exceed $30 million (50% growth versus FY 2023)

The Company believes that it is currently sufficiently funded for the remainder of 2024 and that its operations can be self-funding across this period.

Sanuwave would also like to provide an update on the SEPA merger.

“The purpose of the merger with SEPA was to simplify and strengthen Sanuwave’s financial position and structure to allow the Company to be valued for its business as opposed to its capital structure,” said Morgan Frank, CEO. “Part of that process is uplisting to a national securities exchange.  Based on discussions with Nasdaq, SEPA and Sanuwave determined that the combined company was, owing to an interpretation of the exchange rules that would require Sanuwave’s trailing stock price to have a $4 minimum bid for 90 trading days prior to listing without the benefit of the exchange ratio contemplated in the transaction, unlikely to be able to meet Nasdaq listing requirements.  The application was withdrawn in order to submit an application to the Cboe (Chicago Board of Exchange) BZX Exchange. This application is currently under review.  The Company expected to secure Cboe listing, close the transaction, and commence trading in May, but the application process has taken longer than anticipated.  The Company expects to have more clarity on the path forward in mid-June.”

Sanuwave and SEPA have agreed to extend the outside date of the merger until June 30, 2024 and will seek to close the merger in that timeframe if and when a national securities exchange listing is secured.

Sanuwave has also been granted a unilateral right to terminate the merger agreement with SEPA at any time in its sole discretion.

The Company expects to begin work on a number of activities that had been included as part of the SEPA transaction, such as the consummation of the note and warrant exchange, a reverse stock split, and other corporate financing activities useful to the Company’s prospects and its ability to list on a national securities exchange.

As previously announced, there will be a conference call on June 4, 2024 at 8:30 a.m. EST.

Telephone access to the call will be available by dialing the following numbers:
Participant Listening: 1-800-225-9448 or 1-203-518-9708
Conference ID: SANUWAVE

OR click the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1674391&tp_key=cefb2fc905

A replay will be made available through June 25, 2024:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11156136

About SANUWAVE

SANUWAVE Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

SANUWAVE's end-to-end wound care portfolio of regenerative medicine products and product candidates helps restore the body’s normal healing processes. SANUWAVE applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and SEPA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the consummation of the transactions contemplated by the merger agreement (the “Transactions”); the timing of the closing of the Transactions; and expected results for the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to consummate the Transactions, including due to conditions to the closing in the merger agreement, such as the requirement that SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transactions; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Transactions; (5) costs related to the Transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company or SEPA may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties identified in the proxy statement of the Company and the proxy statement/prospectus of SEPA relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (the “SEC”) made by the Company and SEPA. The Company and SEPA caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor SEPA undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Company and SEPA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SEPA has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of SEPA. In addition, the Company has filed a definitive proxy statement with the SEC, which has been sent to all of the Company’s stockholders. The Company has also filed other documents regarding the proposed transaction with the SEC. Investors and security holders of the Company are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they contain important information about the proposed transaction.

Stockholders can obtain a copy of the proxy statement, and other documents filed with the SEC without charge, by directing a request to the Company at 11495 Valley View Road, Eden Prairie, Minnesota 55344, or by calling (952) 656-1029. Investors and stockholders will also be able to obtain free copies of the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company or SEPA through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SEPA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact: investors@sanuwave.com